                                                                    EXHIBIT 10.9

                                                                          LS Med
                                                                              Kb
                                                                      28.05.2001

                                    Vers.08

                            COLLABORATION AGREEMENT



                                 by and between


STEREOTAXIS, INC A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF
             DELAWARE AND HAVING ITS HEADQUARTERS AT ST. LOUIS, USA

                     (hereinafter referred as "Stereotaxis")


                                      and


SIEMENS AKTIENGESELLSCHAFT, MEDICAL SOLUTIONS, A CORPORATION DULY ORGANIZED AND
  EXISTING UNDER THE LAWS OF GERMANY AND HAVING OFFICES AT FORCHHEIM, GERMANY

                     (hereinafter referred to as "Siemens")


 on the integration of the Stereotaxis magnetic guiding component (NIOBE) [***] with Siemens Cardiac, Angio and Neuro X-Ray and Imaging components


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

TABLE OF CONTEXT
----------------

PREAMBLE

1.       DEFINITIONS

2.       DEVELOPMENT WORK

3.       SALES AND EXCLUSIVITY

4.       LOGISTICS

5.       INSTALLATION AND SERVICE

6.       SECRECY

7.       WARRANTIES AND LIMITATION OF LIABILITIES

8.       DEVELOPMENT RESULTS, INFORMATION AND RIGHTS THEREUNDER

9.       TERM AND TERMINATION

10.      ARBITRATION

11.      SUBSTANTIVE LAW

12.      MISCELLANEOUS

PREAMBLE

The mutual goal of the collaboration is the integration of the Stereotaxis System and Siemens X-Ray System to provide a unique solution to clinicians by creating an advanced interventional suite ("cath lab") with integration of digital instrument control and X-Ray imaging via a common interface ("the PRODUCT" as defined below): firstly in the field of cardiology; and secondly in neuro radiology and neuro surgery [***]

A Cath lab including the integrated Stereotaxis System, Siemens X-Ray System and the Product is referred to as an "Integrated Cath Lab". Initial Integrated Cath Lab placements will be used to assess the clinical value of the integrated solution, and will include one promotional Integrated Cath Lab provided free of charge by the parties to a mutually agreed site. It is anticipated that [***] or (such greater number of shipments as is mutually agreed) will be shipped to customer sites. Siemens will provide support in the field for all systems of Integrated Labs in the manner set out below.

A Neuro lab including the integrated Stereotaxis System, Siemens X-Ray System and common interface is referred to as an "Integrated Neuro Lab". Initial Integrated Neuro Lab placements will be used to assess the clinical value of the integrated solution.

[***]

1. DEFINITIONS

1.1 The terms "Stereotaxis System", "Siemens X-Ray System", and "Product" mean:

1.1.1 The "Stereotaxis System" means Stereotaxis' digital instrument control system, which allows navigation and control of guidewires, catheters and other instruments (with the NIOBE system or equivalent) [***], in the body by external magnetic forces.

1.1.2 The "Siemens X-Ray System" means Siemens Card, Angio and Neuro imaging systems.

1.1.3 The "PRODUCT" means a user-friendly common interface necessary for the integration of Stereotaxis Systems and Siemens X-Ray System that is designed to ensure effective and safe

[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

use of the integrated imaging and guidance system. The PRODUCT will be specified fully in mutual understanding between the parties in a separate document later to be attached to this Agreement as an Annex.

1.2 The term "INFORMATION" means written and/or oral technical information with regard to the components mentioned in Section 1.1 herein above, such information being available to one party at any time during the term of this Agreement and not resulting from performing DEVELOPMENT WORK.

1.3 The term "DEVELOPMENT WORK" means any and all development work to be performed by the parties for the PRODUCT in accordance with Section 2 below.

1.4 The term "DEVELOPMENT RESULTS" means any and all results, whether patentable or not, in written or oral form, achieved by performing DEVELOPMENT WORK.

1.5 The term "LAB" or "INTEGRATED LAB" represents an Integrated Cath Lab or an Integrated Neuro Lab [***].

2.   CARRYING OUT OF THE DEVELOPMENT WORK

2.1  Details of the DEVELOPMENT WORK are set forth in Annex 1 hereto.

2.2 Each party, insofar as it lawfully may, shall make available to the other within a reasonable period of time following the Effective Date of this Agreement, and from time to time during the carrying out of the DEVELOPMENT WORK its INFORMATION and DEVELOPMENT RESULTS insofar as it considers such INFORMATION and DEVELOPMENT RESULTS necessary for the other party for carrying out the DEVELOPMENT WORK.

     Disclosure of INFORMATION and DEVELOPMENT RESULTS will be effected without charges to the receiving party.

2.3 The DEVELOPMENT WORK will be carried out in close cooperation between the parties and in a joint effort to keep cost and expenditures to a minimum.

2.4 Each party undertakes to carry out the DEVELOPMENT WORK as stipulated in this Agreement. Each party shall make a faithful effort to arrive at a successful completion of the relevant DEVELOPMENT WORK.


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

2.5 The DEVELOPMENT WORK shall be regarded as being completed successfully if the PRODUCT fulfills the specifications as agreed upon in accordance with Section 1.1. Time for the completion of the DEVELOPMENT WORK, including final system testing and readiness for shipment of the system to the customer is May 31, 2002

2.6 Each party shall bear the costs incurred by such party for its efforts under or in connection with the DEVELOPMENT WORK.

3. SALES AND EXCLUSIVITY

3.1 Stereotaxis' systems for magnetic navigation (represented by NIOBE, including equivalent, enhancements, new developments thereto whether sold under NIOBE or other trademarks) [***] shall not be sold in a form that is integrated with third party imaging components comparable or competitive to the Siemens X-Ray System through a common or integrated user interface during the period from the date hereof to the date 30 months from the date hereof and this period of exclusivity ("Exclusivity Period") shall relate to all fields of medical application. Basis for this exclusivity is Siemens effort to define and develop in cooperation with Stereotaxis the PRODUCT and the provision of the INFORMATION, which represents considerable valuable know-how, which is normally not accessible to third parties and is dependent on the supply to Stereotaxis customers of Siemens' components of Integrated Labs (including the PRODUCT) [***] (or such other maximums as are mutually agreed) on a competitive basis and in timely fashion and the provision of support in the field as provided for herein. Without limitation to the foregoing, in the event Siemens reasonably determines it is unable to so supply such Siemens' components of Integrated Labs it will promptly inform Stereotaxis of the same, in which event the Exclusivity Period will lapse. Upon written request from Stereotaxis from time to time, Siemens will provide a prompt written response indicating whether it reasonably determines it will be able to so supply such components. Further, where Stereotaxis reasonably determines (upon request by Siemens from time to time or otherwise) that it is unable to so supply its components of such installations, it will promptly inform Siemens of the same, in which event Siemens may elect that the Exclusivity Period and its obligations in respect of the Development Work will lapse.


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                       6
         [***]

3.2

3.2.1 The Exclusivity Period shall not apply in respect of neuro applications if and as soon as Stereotaxis can evidence that there is a substantially superior Flat Panel Detector available to Stereotaxis on the market. "Substantially superior" as used herein shall mean that the detector shows in specifications and in practical use superiority in all materially significant respects over the Siemens detector.

3.2.2 Stereotaxis and Siemens agree that there will be reasonable compensation of licensing to third party vendors the Siemens intellectual property regarding the Product (and compatibility and interface of the Stereotaxis and Siemens components) after expiration of the Exclusivity Period and Siemens will so license to Stereotaxis and/or third parties on request to enable them to make, use and sell the Product or modifications thereof based on such compensation. The value of such Siemens intellectual property has to be defined on a case by case during the engineering process. The compensation per unit will be [***] of the total of such Siemens intellectual property value (to be determined as mutually agreed) sold in combination with or by non Siemens vendors, but will in no event exceed [***] of the sales price of the Stereotaxis System being sold in conjunction with the Product or modification thereof. The parties will, no later than 6 months prior to the termination of the Exclusivity Period, confer and mutually agree a final determination of the level of such compensation.

3.2.3 This agreement covers magnetic guiding (represented by NIOBE, including equivalent systems, enhancements, and new developments thereto whether sold under NIOBE or other trademarks) [***]

3.3 As appropriate, customer sales approach can be jointly or separately by each party. Where the Exclusivity Period applies each party shall inform the other promptly of any potential customer in respect of in respect of Integrated Lab(s) and each party agrees to fully cooperate with the other in respect of reasonable requests for coordination of customer sales efforts, provided that the parties continue to maintain distinct and separate business and sales operations and identities and that the distinct separation


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

         between the customer's purchase of Integrated Lab components from Stereotaxis and from Siemens will be evident to the customer.

3.4 Sales brochures, bid specification and customer payment will be made in a way that a distinct separation between the Stereotaxis components and Siemens components is evident to the customer.
         Notwithstanding the above, there is a joint document for room planning and installation instructions.

3.5 Siemens will provide to the customer project management on site addressing room preparation, shipment and installation.

3.6 The countries listed in Annex 2 are excluded from this Agreement and the Exclusivity Period does not apply in respect of such countries.
         Section 3.2.2 will apply.

3.7 Contracts with customers will be signed by each party for their respective components to be delivered.

3.8 Siemens will manufacture, warrant, sell and deliver the Product in accordance with reasonable industry practices. For a period of 12 months after the Exclusivity Period, Siemens will continue to so manufacture, warrant, sell and deliver the Product and other Siemens components of Integrated Labs based on customer purchase orders for the same.

3.9 Further details on the sales cooperation will be agreed to by a "collaborative sales working group" to be established after the signing of this Agreement, the object being to promote sales and promotions cooperation between the parties while continuing to maintain distinct and separate business and sales operations and identities.

4. LOGISTICS
         Stereotaxis as well as Siemens will ship directly to the customer site. Time schedule is coordinated by the Siemens project manager.
         The first Integrated Labs will be tested in Siemens AX before shipment to the customer to assure compatibility.
         The number of units which have to pass the compatibility test after the first units testing will be defined separately and mutually agreed.

         Further details on logistics will be agreed to by a "collaborative logistics working group" to be established after the signing of this Agreement.


5.    INSTALLATION AND SERVICE

5.1 For installation at least one Stereotaxis person is on the customer site at Stereotaxis cost and expense. Siemens will support the installation of Stereotaxis components to Siemens' system.

5.2 Service on site will be done by Siemens in accordance with a service contract between the customer and Siemens and Stereotaxis, on commercially reasonable terms to be mutually agreed.

         Such service will include Stereotaxis' components. To enable Siemens to perform service Stereotaxis shall provide Siemens at no cost with INFORMATION necessary for Siemens to perform service on Stereotaxis' components and shall train at no cost to Siemens a reasonable number of Siemens' specialists in the service of Stereotaxis' components. Furthermore, Stereotaxis and Siemens shall cooperate to provide service call center support as well as spare parts in respect of Integrated Labs.

         Details regarding service, including but not limited to response time and spare part logistics, will be handled agreed to by a "collaborative service working group" to be established after the signing of this Agreement.

         Siemens agrees to provide such service on such terms for a period of at least 12 months following the expiration of the Exclusivity Period and for such additional term as may be mutually agreed.

6.    SECRECY

6.1 Either Party expressly undertakes to retain in confidence, to protect with the same degree of care used in protecting its own INFORMATION and not to use for other purposes than contemplated by this Agreement or to disclose to any third party all INFORMATION in a written or other tangible form supplied by the other Party in relation to this Agreement and clearly marked as being "Confidential". Oral INFORMATION of a Party that is confidential and is restricted in use shall be reproduced in writing marked as being "Confidential" and sent to the other Party within one (1) month after its communication to the other Party. The receiving Party agrees to restrict access of such Confidential Information to employees and agents who have a need to know pursuant to their scope of employment or agency arrangement and further agrees to instruct its employees and agents having access to such Confidential INFORMATION OF receiving Party's confidentiality obligations.

6.2      The aforementioned obligation shall not apply to INFORMATION which is:

6.2.1 published or otherwise made available to the public other than by a breach of this Agreement; or

6.2.2 rightfully received by a Party from a third party without confidential obligation; or

6.2.3 shown through competent evidence to have been independently developed by the other Party without reference to the INFORMATION; or to have been known by the receiving Party prior to its first receipt of such INFORMATION from the other Party; or

6.2.4 required to be disclosed pursuant to a legal, judicial, or administrative proceeding, or by law; or

6.2.5 approved for disclosure by prior written consent of an authorized corporate representative of the disclosing Party.

6.3 The aforementioned obligations do apply accordingly with regard to DEVELOPMENT RESULTS of the other Party.

6.4 The non-disclosure obligations set forth in this Section 6 shall survive expiration or termination of this Agreement by three (3) years.

6.5 Press releases or other information on the conclusion/content of this Agreement shall only be made available to third parties/press agencies (other than disclosure by Stereotaxis in relation to raising private equity funds or as legally required pursuant to an initial public offering of equity) with the prior written consent of the other Party hereto such consent not to be unreasonably withheld.


7.       WARRANTIES AND LIMITATION OF LIABILITIES

7.1 Provided it complies with the provisions of Section 2.4 above, no party shall be liable towards the other party in the case that the DEVELOPMENT WORK cannot be successfully completed as per Section 2.5.

7.2 The sole obligation of each party with respect to its INFORMATION and DEVELOPMENT RESULTS shall be to forward same to the other party as provided in this Agreement, and, to correct errors that might have occurred in this INFORMATION and DEVELOPMENT RESULTS without undue delay after such errors become known to the party which forwarded the relevant INFORMATION or DEVELOPMENT RESULTS.

7.3 THE WARRANTIES SET FORTH IN THIS SECTION 7 APPLY TO ALL INFORMATION AND DEVELOPMENT RESULTS LICENSED OR KNOWINGLY DISCLOSED HEREUNDER AND ARE IN LIEU OF ALL WARRANTIES EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION THE WARRANTIES THAT INFORMATION AND DEVELOPMENT RESULTS CAN BE USED WITHOUT INFRINGING STATUTORY AND OTHER RIGHTS OF THIRD PARTIES.

7.4 Warranties and liabilities regarding the delivery of the components of each party shall be governed by the contracts between each such party and the respective customer.

7.5 Should a customer forward a warranty or any liability claim - including product liability claims - to either party then such party shall be responsible for such claims only to the extent such claims relate to the components such party has delivered to the customer. Each party shall indemnify and hold the other party harmless from any claim, costs, expenses, and damages resulting from such claims if the claims relate to components delivered by the respective other party, provided however that the one party

         a) notifies the other party of such claim, dispute or proceeding without undue delay,

         b)       does not admit liability on the claims,

         c) provides the other party with the sole authority - as far as legally possible - to defend and settle such claim, dispute, or proceeding with counsel of its choice (the other party may participate at its costs with counsel of its choice), and

         d)       cooperates as reasonably requested by the other party.

7.6 Each party shall secure and maintain, for the useful life of the components delivered by it, a product liability insurance policy providing full coverage for product liability exposure (including negligence and strict liability) to third parties anywhere in the world for any defects whatsoever (such as design-, manufacture-, instruction defects) resulting from defects in the components supplied hereunder in the minimum of US $ [***]. At either party's request the other party shall prove compliance with the obligation to insure as hereinstated.

7.7 NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, INDIRECT OR SPECIAL DAMAGES BY REASON OF ANY ACT OR OMISSIONS OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS USE OR OPERATION, INCLUDING BUT WITHOUT LIMITATION ANY LOSS OF USE, LOSS OF INFORMATION AND DATA, LOST REVENUES, LOST PROFITS, COSTS OF CAPITAL, COSTS OF SUBSTITUTE


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

     PRODUCTS, FACILITIES, OR SERVICES, COSTS OF REPLACEMENT POWER, COST ASSOCIATED WITH DOWN TIME, AND ANY SIMILAR AND DISSIMILAR LOSSES, COSTS AND DAMAGES.

7.8 The provisions of this Section 7. shall survive any termination of this Agreement.


8.   DEVELOPMENT RESULTS, INFORMATION AND RIGHTS THEREUNDER

8.1 The DEVELOPMENT RESULTS shall, at the time they are made, become the sole property of such party, the employees of which have generated the respective DEVELOPMENT RESULTS. DEVELOPMENT RESULTS made jointly by employees of both parties shall become the joint ownership of both parties. In case DEVELOPMENT RESULTS consist of joint inventions, the parties shall agree on whether, and if so, where and at whose cost and expense statutory protection rights will be filed for. Joint DEVELOPMENT RESULTS, including any and all statutory protection issuing thereon, if any, may be used by each party in its field of activities.

8.2 Under its INFORMATION and DEVELOPMENT RESULTS each party hereby grants to the other party the non-exclusive, non-transferable, royalty free right to use same during the term of this Agreement for the purpose of carrying out the DEVELOPMENT WORK and thereafter to the extent necessary for the exploitation of the DEVELOPMENT RESULTS of the other party or of the joint DEVELOPMENT RESULTS.

8.3 Notwithstanding ownership under DEVELOPMENT RESULTS and the rights granted hereunder, the exclusivity granted under Section 3.1 shall prevail.

8.4 The stipulations of this Section 8. shall survive any termination of this Agreement.

9.   TERM AND TERMINATION

9.1 This Agreement shall become effective on the date it is signed by both parties (Effective Date) and is terminated 30 months after the Effective Date unless renewed 6 months before first expiration.

9.2 This Agreement may be terminated at any time by the one party by giving of not less than four weeks' prior written notice to the other party

         - if the other party hereto is declared bankrupt or otherwise cannot fulfill its financial obligations; or

         - if the other party hereto substantially defaults in the performance of this Agreement and does not remedy the default within 4 weeks after receipt of a relevant written request of the one party; or

         - if the other party comes under direct or indirect control or direction of any other entity competing with the one party.

9.3      Sections 6,7,8,10 and 11 shall survive termination of this Agreement.

10.      ARBITRATION

10.1 Any differences or disputes arising from this Agreement or from agreements regarding its performance shall be settled by an amicable effort on the part of both parties to the Agreement. An attempt to arrive at a settlement shall be deemed to have failed as soon as one of the parties to the Agreement so notifies the other party in writing.

10.2 If an attempt at settlement has failed, the disputes shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce in Paris (Rules) by three arbitrators appointed in accordance with the Rules.

10.3 The place of arbitration shall be Berne, Switzerland. The procedural law of this place shall apply where the Rules are silent.

10.4 The arbitral award shall be substantiated in writing. The arbitral tribunal shall decide on the matter of costs of the arbitration.

11.      SUBSTANTIVE LAW

         All disputes shall be settled in accordance with the provisions of this Agreement and all other agreements regarding its performance, otherwise in accordance with the substantive law in force in the Canton of Berne, Switzerland, without reference to other laws.

12.  MISCELLANEOUS

12.1 This Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized representatives.

12.2 The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.3 All notices or other communications required or permitted hereunder with regard to the interpretation, validity etc. of the Agreement shall be in writing and shall be given by certified mail addressed, if to Stereotaxis

     Stereotaxis, Inc.
     Attn. CEO
     4041 Forest Park AVE.
     St. Louis, MO 63108
     U.S.A.



     and, if to Siemens:
     Siemens Aktiengesellschaft
     Legal Services Med
     Werner von Siemens Str. 50
     91052 Erlangen
     Germany


     or to such other address that the parties might identify to each other for this purpose and with reference to this Agreement.

12.4 Subject to Section. 6.5 above, no party hereto shall issue any press release or public announcement or otherwise divulge the existence of this Agreement or the transactions contemplated hereby without the prior approval of the other party hereto.
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                                       14


12.5 This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors or assigns of the parties hereto.

12.6 Titles and headings to Sections herein are inserted for the convenience or reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

12.7 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.


IN WITNESS WHEREOF, the parties have executed these presents on the dates specified below.


St. Louis, 8th June 2001            Forchheim, 30.05.01
          --------------                      ---------

Stereotaxis, Inc.                   Siemens Aktiengesellschaft


/s/BEVIL J. HOGG                     Illegible
------------------------            --------------------------
Bevil J. Hogg                        Illegible

                                    ANNEX 1

                                DEVELOPMENT WORK

Interface specification will include:

- Mechanical interface addressing magnetic compatibility and collision protection

- Workflow and User Interface addressing the aspects of determining magnetic field vectors from image information and user control of magnetic fields

-    IT integration for assessment and clinical outcome documentation.

- Integration capability for third party cath lab localization systems (such as Biosense, [***], etc.)

And may also include, as mutually agreed (following successful collaborative research):

-    Image fusion of pre-operative 3D data from MR, CT, etc.

Common Stereotaxis/Siemens interface specifications will be defined in the "Requirement Specification". This document will be jointly created and will be reviewed and released by both parties.

The compatibility of both components will be tested in a "System test". Results have to be documented and are the base for a joint release for shipment to customers.

Each of the two parties is responsible for their own component.

Details will be agreed by a "collaborative engineering working group" to be established after signing of this Agreement.


[*** Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.]

                                    ANNEX 2

                               EXCLUDED COUNTRIES